Second Quarter 2026 Results Earnings Presentation 5 August 2026 Exhibit 99.2

Important Disclosures The information presented herein is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities sponsored by Ridgepost Capital, which may be made only at the time a qualified offeree receives a Confidential Private Placement Memorandum describing the offering and related subscription agreement. Nothing contained herein constitutes investment, legal, tax or other advice, nor should it be relied upon in making an investment or other decision. IMPORTANT NOTICES The inclusion of references to Ridgepost Capital, Inc. (“Ridgepost Capital” or the “Company”) in this presentation is for information purposes only as the holding company of various subsidiaries. Ridgepost Capital does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by Ridgepost Capital. By accepting this presentation, you acknowledge that Ridgepost Capital is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by U.S.-based subsidiaries of Ridgepost Capital registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”) or Qualitas Funds, a Spanish subsidiary authorized and supervised by the CNMV (Comisión Nacional del Mercado de Valores). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates, or expectations contemplated will be achieved. Forward-looking statements reflect management’s current plans, estimates, and expectations, and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different, including risks related to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; our ability to make acquisitions and successfully integrate the businesses we acquire, including Stellus Capital Management, LLC; assumptions relating to our operations, financial results, financial condition, business prospects and growth strategy; the timing and amount of any share repurchases and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING PROJECTIONS All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict with certainty, and no representation of any kind is made with respect thereto. The Company’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. NON-GAAP FINANCIAL MEASURES In addition to the Company’s financial results determined in accordance with U.S. GAAP, the Company provides non-GAAP measures that it determines to be useful in evaluating its operating performance and liquidity, including, Fee-Related Revenue (“FRR”), Fee-Related Earnings (“FRE”), Fee-Related Earnings Margin, Adjusted Net Income (“ANI”), and Fully Diluted ANI per share. These non-GAAP measures should not be considered as alternatives to net income, as a measure of financial performance or cash flows from operations, as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. These non-GAAP measures should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. The Company does not provide a reconciliation of certain forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because relevant components of such measures cannot be reliably predicted or estimated without unreasonable efforts. This includes items that have not yet occurred, are out of the Company’s control or cannot be reasonably predicted. For the same reason, the Company is unable to address the probable significance of the unavailable information.

Second Quarter 2026 Financial Highlights Adjusted Net Income, Fully Diluted ANI per share, Fee-Related Revenue, Fee-Related Earnings and Fee-Related Earnings Margin are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. Fully Diluted ANI per share calculations include the total of all common shares, outstanding RSUs and stock options under the treasury stock method, and the redeemable non-controlling interests of Ridgepost Capital, LLC converted to Class A stock as of each period presented.

HIGHLIGHTS

Firm Overview

Ridgepost Capital is a leading private markets solutions provider with over $50 billion in AUM

We invest across Private Equity, Private Credit, and Venture Capital in access-constrained strategies, with a focus on the middle and lower-middle market

Private Equity

Middle and lower-middle market private equity

RCP/Advisors

QUALITAS FUNDS

Small buyout PE managers and their portfolio companies in North America and Europe

BONACCORD CAPITAL PARTNERS

Growth capital for middle market alternative asset managers

$25B+	$18.3B	71	2001
AUM	FPAUM	VEHICLES	INCEPTION

Private Credit

Specialized credit strategies focused on the lower-middle market

Enhanced Capital

STELLUS CAPITAL MANAGEMENT

Hark Capital

Five Points CAPITAL

WTI

- Senior-Secured, Sponsor-Backed Direct Lending
- Project Lending
- Small Business Lending
- NAV Lending
- Venture Debt
- Mezzanine Lending
- SBIC Lending

$11B+	$7.8B	57	1980
AUM	FPAUM	VEHICLES	INCEPTION

Venture Capital

Access to elite, access-constrained opportunities

TrueBridge

Specialized venture capital opportunities through investments in:

- Access-constrained venture capital firms
- Direct investments in select mid- to late-stage technology companies

$15B+	$8.2B	24	2007
AUM	FPAUM	VEHICLES	INCEPTION

All data herein is as of 6/30/2026, unless otherwise noted. Data above includes Qualitas Funds AUM and FPAUM based on EUR/USD exchange rate of 1.13971. Please refer to the disclosure slides at the back of this presentation.

SECOND QUARTER 2026 | EARNINGS REPORT
RIDGEPOST CAPITAL 4

HIGHLIGHTS

Second Quarter 2026 Highlights

Key Business Drivers

- Fee paying assets under management (FPAUM) of $34.3B represented an 19% increase from the prior year
- In the quarter, approximately $1.1B of fundraising and deployment was offset by $417M of stepdowns and expirations
  - Private Equity Solutions: $410M
  - Private Credit Solutions: $231M
  - Venture Capital Solutions: $509M

Financial Highlights

- Fee-Related Revenue[1] of $80.9M represented an 11% year-over-year growth
- Fee-Related Earnings[1] of $38.8M represented a 10% year-over-year growth
  - 48% FRE margin[1]
- Adjusted Net Income[1] of $28.5M represented a 6% year-over-year growth
- Fully Diluted ANI per share[1] of $0.24 compared to $0.23 in Q2'2025

1. Adjusted Net Income, Fully Diluted ANI per share, Fee-Related Revenue, Fee-Related Earnings and Fee-Related Earnings Margin are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures.

SECOND QUARTER 2026 | EARNINGS REPORT RIDGEPOST CAPITAL 5

Balance Sheet & Capital Return Declared a quarterly cash dividend of $0.04 per share for Class A and Class B stock, payable on September 18, 2026, for holders as of the close of business on August 31, 2026 In the second quarter, made a net drawdown of $120M on the revolver (in connection with the Stellus Capital Management acquisition) and a net paydown of $4M on the term loan. After quarter end, we made paydowns of $20M on the revolver As of today, $474M in outstanding debt, $313M on the term loan, and $161M on the revolver. There is $34M available on the credit facilities Cash and cash equivalents at the end of the second quarter were approximately $37M No shares were repurchased in the quarter. Finished the quarter with approximately $15M remaining on the repurchase authorization As of June 30, 2026, Class A shares outstanding were 78,976,720 and Class B shares outstanding were 31,250,642 Recent Developments Jun 22 – Completed acquisition of Stellus Capital Management, a leading U.S. direct lender specializing in the lower-middle market Jun 16 – Announced appointment of Wendy Reese as Director of Operations and expansion of the Global Client Solutions team Jun 9 – Announced appointment of Brian McKenna as Vice President, Investor Relations May 9 – Following the successful rebrand, Ridgepost Capital was awarded gold in the logo design category at the 32nd Annual Financial Communications Society Portfolio Awards Second Quarter 2026 Highlights, continued

FPAUM and Average Fee Rate Detail FPAUM Growth ($B) The average fee rates shown in the graph are calculated as management and advisory fees divided by average FPAUM. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such, the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized. Q2’26 FPAUM growth is the FPAUM growth from Q2’25 to Q2’26. Robust FPAUM growth and stable, attractive fee rates Average Fee Rate1 (Bps) 20% CAGR Quarterly average fee rates show the basis points attributable to management & advisory fees excl. direct & co-invest/secondaries catch-up fees and direct & co-invest/ secondaries catch-up fees.2 36% 23% 10% 10% 15% PES PCS VCS $27.6 $29.0 $29.3 $30.2 Direct & Co-Invest/Secondaries Catch-Up Fees Management & Advisory Fees Excl. Direct & Co-Invest/ Secondaries Catch-Up Fees FPAUM YoY Growth3 Average FPAUM ($B) 19% $31.9

Fee Paying AUM Growth Model NAV change impact on Ridgepost Capital’s overall FPAUM is de minimis. For simplicity, the NAV change impact on FPAUM is grouped with the Stepdown and Expiration amounts. Data above includes Qualitas Funds FPAUM based on EUR/USD exchange rate of 1.13971. Totals may not add due to rounding Long-term, contractually locked-up funds ensure highly sticky FPAUM base Breakdown of FPAUM Flows Capital Raised Capital Deployed Scheduled Fee Base Stepdowns1 Fee Period Expirations1 FX2 Impact Description Represents new commitments to funds that earn fees on a committed capital fee base In certain vehicles, fees are based on capital deployed, as such increasing FPAUM Contractual reduction in fee-base timing known at outset of vehicle launch. This is not relevant for most of our vehicles Decreases in FPAUM due to fund expirations Fluctuations in FPAUM as the result of FX Quarterly FPAUM Roll Forward ($B) Year to Date FPAUM Roll Forward ($B)

Financial Details

Consolidated Statements of Operations (unaudited)

Adjusted FRE (unaudited) Compensation and benefits, excluding all non-cash stock based compensation. Non-cash stock based compensation including acquisition related RSUs and option expense granted in connection with the Bonaccord and WTI acquisitions. Professional fees, inclusive of one-time and acquisition related costs. Valuation adjustment of the earnout related to the Qualitas Funds acquisition. Fee-Related Earnings is a non-GAAP performance measure used to monitor our baseline earnings less any incentive fee revenue and excluding any incentive fee-related expenses. Totals may not add due to rounding

Non-GAAP Financial Measures (unaudited) Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures, which are reconciled in the table above. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. We use Adjusted Net Income, or ANI, as well as Fee-Related Revenue, Fee-Related Earnings and Fee-Related Earnings Margin to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budgets, and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects an estimate of our cash flows generated by our core operations. ANI is calculated as, FRE plus Non-Fee Related Income, less Noncontrolling interests expense, less actual cash paid for interest and federal, state, and foreign income taxes. In order to compute FRE, we adjust our GAAP Net Income for certain items, including: Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); Earn out related compensation; The cost of financing our business; One-time expenses related to restructuring of the management team including placement/search fees, as well as expenses related to one-time technical accounting matters; Acquisition-related expenses which reflect the actual costs incurred during the period for the acquisition of new businesses, which primarily consist of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; The effects of income taxes; and Non-Fee Related Income. Fee-Related Revenue is calculated as Total Revenues less Non-Fee Related Revenue. Fee-Related Earnings is a non-GAAP performance measure used to monitor our baseline earnings less any incentive fee revenue and excluding any incentive fee-related expenses. Fee-Related Earnings Margin is calculated as Fee-Related Earnings divided by Fee-Related Revenue. Adjusted Net Income reflects net cash paid for federal and state income taxes and cash interest expense. (1) Fully Diluted ANI per share calculations include the total of all common shares, outstanding RSUs and stock options under the treasury stock method, and the redeemable non-controlling interests of Ridgepost Capital, LLC converted to Class A stock as of each period presented. Totals may not add due to rounding

Consolidated Balance Sheets (unaudited)

Consolidated Statements of Cash Flows (unaudited)

Appendix

APPENDIX

Compelling Business Model Built on Durable Fee-Related Earnings

FRE-Centric Business "Model"

- Highly-recurring, diversified revenues composed almost entirely of management and advisory fees
  - FRR represents 99% of revenue[1]

Aligned Incentives

- Carried interest structured to stay overwhelmingly with investment teams to optimize alignment with LPs

Leading Investment Performance[2]

- World-class strategies with demonstrated track records of generating durable alpha for our LPs

Fundraising / AUM Growth

- Fees are predominantly on long-term, contractually committed capital
- Sticky LP base with high re-up rates
- Weighted-average remaining duration > 7 years

Predictable, Stable Earnings Growth

Attractive Margin Profile

Significant Cash Flow Generation and Capital Allocation Optionality

1. Based on LTM Q2 2026. Fee-Related Revenue is a non-GAAP financial measure. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures.
2. Past performance does not guarantee future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

SECOND QUARTER 2026 | EARNINGS REPORT RIDGEPOST CAPITAL 16

Focused Investment Strategies with Leadership in Attractive MM/LMM Capital availability / opportunity imbalance creates attractive competitive dynamic Importance of proprietary data continuously guiding disciplined investment processes Valuations structurally lower Meaningfully less utilization of financial leverage Sourcing more proprietary Opportunities to create value and drive growth Strategies investing in specialized and/or fragmented markets, with a particular focus on the attractive middle and lower-middle market segment

Attractive Private Markets Ecosystem World-class private markets strategies with long track records of alpha generation1 Leader in attractive MM/LMM, underpinned by data and insights Compelling business model built on durable FRE Large and diverse global client base Well-Positioned to Utilize Variety of Levers to Drive Growth Past performance does not guarantee future results. There is no guarantee that an investment with Ridgepost Capital will be successful. Robust Foundation for a Range of Levers to Drive Organic and Inorganic Growth

APPENDIX

World-Class Strategies, with Long Records of Alpha Generation

- Our equity strategies have all averaged net IRRs in the mid to high teens, with secondary and co-invest strategies at RCP in the ~20%'s
- Similarly, the weighted average net IRRs of our credit strategies has been ~11%

Average Net IRR for Funds >5 Years Old (Since 2006)[1]


Private Equity
Private Credit
Venture Capital
14.1%
23.1%
18.9%
10.9%
18.7%
Primary Fund Size Weighted Average
Secondary + Co-Invest Fund
Bonaccord
Private Credit Fund Size Weighted Average
TrueBridge Flagship

1. Please see performance summaries and Disclosure slides in the back of this presentation. Net IRRs include the following funds -- Primary: Funds III-XIV and SEF I and II, Qualitas I-IV; Secondary + Co-Invest: RCP SOF I-III , RCP SOF III Overage and RCP Direct I-III; Bonaccord: Funds I, II (2022 vintage) and Co-Invest (2022 vintage); Private Credit: Enhanced Project Finance and Small Business Lending vehicles, Hark Funds I-III, WTI Funds V-IX, Five Points Credit Funds I-III, Stellus Funds I-II; TrueBridge Flagship: Fund I-VI. Past performance does not guarantee future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

SECOND QUARTER 2026 | EARNINGS REPORT
RIDGEPOST CAPITAL 19

Performance Summary – Private Equity Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful. Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 6/30/26, performance as of 3/31/26) Fund I 2003 $92 105% 13.6% 1.8x Fund II 2005 $140 109% 8.1% 1.5x Fund III 2006 $225 107% 6.7% 1.4x Fund IV 2007 $265 110% 14.4% 2.0x Fund V 2008 $355 121% 13.4% 1.7x Fund VI 2009 $285 114% 15.4% 2.0x Fund VII 2011 $300 113% 16.0% 2.0x Fund VIII 2012 $268 116% 19.1% 2.2x Fund IX 2014 $350 116% 16.3% 2.1x Fund X 2015 $332 118% 16.3% 2.0x SEF 2017 $104 109% 18.9% 2.1x Fund XI 2017 $315 111% 15.6% 1.8x Fund XII 2018 $382 117% 13.4% 1.6x Fund XIII 2019 $397 108% 12.3% 1.5x Fund XIV 2020 $394 101% 12.3% 1.4x SEF II 2020 $123 83% 10.1% 1.3x SEF III 2023 $170 31% – – Fund XV 2021 $435 96% 10.1% 1.3x Fund XVI 2022 $433 69% 8.6% 1.2x Fund XVII 2022 $334 50% – – Fund XVIII 2023 $285 41% – – Fund XIX 2024 $314 17% – – Fund XX 2025 $279 1% – – SEF IV 2025 $177 1% – – Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Secondary Funds (Fund size as of 6/30/26, performance as of 3/31/26) SOF I 2009 $264 111% 21.1% 1.7x SOF II 2013 $425 116% 9.0% 1.3x SOF III 2018 $400 111% 25.2% 1.8x SOF III Overage 2020 $87 101% 20.2% 1.9x SOF IV 2021 $797 84% 12.9% 1.3x SOF V 2024 $1,262 1% – – Co-Investment Funds (Fund size as of 6/30/26, performance as of 3/31/26) Direct I 2010 $109 82% 42.7% 2.9x Direct II 2014 $250 89% 24.7% 2.5x Direct III 2018 $385 102% 18.9% 2.1x Direct IV 2021 $645 91% 11.9% 1.4x Direct V 2024 $994 18% – – Combination Funds (Fund size as of 6/30/26, performance as of 3/31/26) Multi-Strat I 2022 2022 $301 76% 12.1% 1.3x Multi-Strat II 2023 2023 $434 51% 9.0% 1.1x Multi-Strat III 2025 2025 $392 9% – –

APPENDIX

Performance Summary – Private Equity

Preeminent investment teams with a superior track record across portfolio solutions[1]

BONACCORD CAPITAL PARTNERS

Fund	Vintage	Fund Size ($M)	Called Capital	Net IRR	Net ROIC
GP Stakes Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Fund I	2019	$739	81%	12.1%	1.5x
Fund II	2022	$1,605	39%	23.4%	1.4x
Fund III	2025	$647	–	–	–
Co-invest	2022	$111	76%	21.2%	1.6x

QUALITAS FUNDS

Fund	Vintage	Fund Size (€M)	Called Capital	Net IRR	Net ROIC
Fund-of-Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Fund I	2016	€51	100%	13.3%	1.8x
Fund II	2018	€100	100%	8.9%	1.5x
Fund III	2019	€130	100%	12.1%	1.5x
Fund IV	2020	€178	100%	14.1%	1.4x
Fund V	2022	€200	90%	11.0%	1.2x
Fund VI	2023	€250	70%	37.9%	1.3x
Fund VII	2025	€117	30%	–	–
Co-Investment Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Direct I	2022	€40	100%	12.7%	1.4x
Direct II	2024	€100	90%	–	–
Direct III	2025	€69	20%	–	–
US I	2025	€55	15%	–	–
NAV Lending Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Continuation Finance I	2024	€47	10%	–	–
Secondary Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Secondaries I	2026	€17	5%	–	–

1. See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

SECOND QUARTER 2026 | EARNINGS REPORT

RIDGEPOST CAPITAL 21

APPENDIX

Performance Summary – Private Credit

Preeminent investment teams with a superior track record across portfolio solutions[1]

STELLUS CAPITAL MANAGEMENT

Fund	Vintage	Fund Size ($M)	Called Capital	Net IRR	Net ROIC
Credit Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Fund I	2013	$361	86%	12.1%	1.4x
Fund II	2017	$477	92%	8.3%	1.3x
Fund III	2021	$499	93%	11.7%	1.4x
Fund IV	2024	$448	30%	–	–

Hark Capital

Fund	Vintage	Fund Size ($M)	Called Capital	Net IRR	Net ROIC
NAV Lending Funds (Fund size as of 6/30/26, performance as of 3/31/26)					
Fund I	2013	$106	119%	11.0%	1.3x
Fund II	2017	$203	75%	11.4%	1.6x
Fund III	2021	$408	84%	11.6%	1.4x
Fund IV	2022	$646	84%	10.8%	1.2x
Fund V	2025	$519	–	–	–

Enhanced Capital

Fund	Vintage	Fund Size ($M)	Called Capital	Net IRR	Net ROIC
Private Credit (Fund size as of 6/30/26, performance as of 3/31/26)					
Small Business Lending	2012	$225	100%	8.6%	1.9x
Project Finance	2017	$136	100%	8.5%	1.2x
Project Finance, Small Business	2021	$386	100%	9.8%	1.3x
Project Finance, Small Business	2025	$390	100%	–	–
Evergreen Project Finance	2025	$249	67%	–	–
Private Credit – Concessionary (Fund size as of 6/30/26, performance as of 3/31/26)					
Proprietary Capital Vehicles	2002	$672	–	–	–
Preferred Equity (Fund size as of 6/30/26, performance as of 3/31/26)					
Project Finance	2024	$120	3%	–	–
Tax Credits (Fund size as of 6/30/26, performance as of 3/31/26)					
Project Finance, Tax Credit	N/A	$969	–	20%+	1.1x
Tax Credits – Concessionary (Fund size as of 6/30/26, performance as of 3/31/26)					
New Markets, Tax Credit	N/A	$1,301	–	–	–

1. See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

SECOND QUARTER 2026 | EARNINGS REPORT RIDGEPOST CAPITAL 22

Performance Summary – Private Credit Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Credit Funds (Fund size as of 6/30/26, performance as of 3/31/26) VLL I 1994 $47 100% 63.3% 5.9x VLL II 1997 $110 100% 61.4% 2.7x VLL III 2000 $217 75% 4.3% 1.2x VLL IV 2004 $250 100% 15.9% 2.2x VLL V 2007 $270 75% 9.7% 1.7x VLL VI 2010 $294 95% 13.6% 1.9x VLL VII 2012 $375 100% 10.8% 1.7x VLL VIII 2015 $424 98% 8.1% 1.4x VLL IX 2018 $460 100% 8.1% 1.4x WTI X 2021 $500 85% 10.7% 1.3x WTI XI 2024 $389 20% – – Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (Fund size as of 6/30/26, performance as of 3/31/26) Fund I 1998 $101 94% 12.7% 2.1x Fund II 2007 $152 100% 12.4% 1.8x Fund III 2013 $230 97% 25.2% 2.5x Fund IV 2019 $230 91% 5.7% 1.3x Fund V 2024 $66 30% – – Credit Funds (Fund size as of 6/30/26, performance as of 3/31/26) Fund I 2006 $162 93% 12.2% 2.0x Fund II 2011 $227 100% 8.6% 1.7x Fund III 2016 $289 74% 24.5% 3.2x Fund IV 2021 $357 72% 6.3% 1.2x Fund V 2025 $344 7% – – Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful.

Performance Summary – Venture Capital Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 6/30/26, performance as of 3/31/26) Fund I2 2007 2007 $311 93% 17.5% 6.9x Fund II 2010 2010 $342 83% 20.0% 5.6x Fund III 2013 2013 $409 92% 16.6% 3.5x Fund IV 2015 2015 $408 91% 24.3% 4.3x Fund V 2017 2017 $460 90% 21.5% 3.1x Fund VI 2019 2019 $611 105% 12.4% 1.6x Fund VII 2021 2021 $769 87% 17.6% 1.5x Fund VIII 2023 2023 $889 56% 11.1% 1.1x Fund IX 2025 $632 6% – – Seed & Micro I 2019 2019 $174 97% 11.3% 1.5x Seed & Micro II 2022 2022 $195 70% 24.5% 1.5x Seed & Micro III 2024 2024 $170 28% – – Blockchain I 2022 2022 $67 82% -2.4% 0.9x Blockchain II 2025 2025 $38 31% – – Secondary Funds (Fund size as of 6/30/26, performance as of 3/31/26) Secondaries I 2022 2022 $234 107% 39.1% 1.5x Secondaries II 2025 2025 $475 25% – – Co-Investment Funds (Fund size as of 6/30/26, performance as of 3/31/26) Direct Fund I 2015 2015 $125 98% 28.1% 2.6x Direct Fund II 2019 2019 $196 117% 8.4% 1.4x Direct Fund III 2021 2021 $254 92% 21.9% 1.5x Direct Fund IV 2025 $106 29% – – Preeminent investment teams with a superior track record across portfolio solutions1 See Disclosure slides at the back of this presentation. Past performance is not indicative of future results. There is no guarantee that an investment with Ridgepost Capital will be successful. Performance for Fund I includes The Founders Fund II. Fund I made a $15 million commitment in The Founders Fund II in 2007. In August 2021, this interest was spun out into a Continuation Fund. Fund I LPs were invited to participate in this Continuation Fund, and many elected to do so. Net ROIC and Net IRR for Fund I excluding The Founders Fund II is 3.0x and 13.2%, respectively.

APPENDIX

Premier Private Markets Solutions Provider

Comprehensive suite of private market vehicles[1]

	Primary Solutions	Direct and Co-Investments	Secondary Investments
Asset Class	• Private Equity • Venture Capital	• Private Equity • Venture Capital • Private Credit • Impact Investing	• Private Equity • Venture Capital
Structure Description	• Invests in diversified portfolio of funds across- asset classes with defined investment strategies	• Direct and co-investments alongside leading GPs • Invests in secured unitranche, second lien, mezzanine loans, and equity • GP stakes	• Secondary purchaser of LP interests in private equity funds • Focused exclusively on middle and lower middle market private equity funds
Value Proposition	• Seeks to provide instant fund diversification to investors • Differentiated access to relationship-driven middle and lower middle market sectors • Specialized underwriting skills and expertise to select the best managers • Offered in both commingled investment vehicles and customized separate accounts • Robust database and analytics platform	• Extensive built-in network of fund managers results in significant actionable deal flow • Deals sourced from GP relationships and trusted advisors with preferred economic terms • Ability to leverage extensive fund manager diligence and insights as part of investment selection process • Well-diversified portfolio across industry, sponsor, and geography • Offered in both commingled investment vehicles and customized separate accounts • Robust database and analytics platform	• Ability to purchase interests at a discount • Ability to leverage extensive fund manager diligence and insights as part of investment selection process • Shorter holding period and earlier cash returns • Countercyclical nature • Reduced blind pool risk • Offered through commingled investment vehicles • Robust database and analytics platform
FPAUM[2]	**$16.9B**	**$14.0B**	**$3.4B**

1. Any discussion in this presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets.
2. FPAUM as of June 30, 2026.

SECOND QUARTER 2026 | EARNINGS REPORT RIDGEPOST CAPITAL 25

Fee Paying AUM Across Diversified Vehicles Diversified Base and Growth Across Vehicles  Key Metrics FPAUM Composition (As of Q2’26) Direct & Co-Investments Secondary Investments FPAUM Composition (As of Q2’26) Actual FPAUM Growth $21.6B Primary Solutions 49% Direct & Co-Investments 41% Secondary Investments 10% Primary Solutions 39% Direct & Co-Investments 49% Secondary Investments 12% Primary Solutions $16.9B FPAUM as of Q2’26 14% Actual FPAUM CAGR Q4’20 – Q2’26 $14.0B FPAUM as of Q2’26 29% Actual FPAUM CAGR Q4’20 – Q2’26 $3.4B FPAUM as of Q2’26 29% Actual FPAUM CAGR Q4’20 – Q2’26 Total FPAUM $34.3B Multi-asset investment platform with strong organic growth

Highly Diversified Investor Base Multi-asset class investment platform attracts diversified investors across various channels Investor Type by Channel Investor Channel Breakdown1 Wealth Manager / HNW 36% Pension Fund 20% Endowment / Foundation 18% Financial Institution 12% Insurance Company 9% Sovereign Wealth Fund 4% Other 1% $34.3B FPAUM 5,000+ Investors Excludes Stellus Capital Investment Corporation (NYSE:SCM), the public BDC managed by Stellus Capital Management.

APPENDIX

Well Positioned in Attractive, Specialized, and Growing Markets[1]

Capital Available by Fund Size[2]

Universe of Companies by Revenue Size[3]


$861B of capital available to PE Funds over $1B
84%
6,708 companies w/ revenues >$250M
7%
$170B of capital available to Funds between $250M to $1B
16%
83,621 companies w/ revenues between $10M and $250M
93%

Lower-Middle Market Benefits

- Large Pool of Opportunities
- Limited Alternatives for Capital
- Operational Value Add
- Inefficient Sourcing
- Favorable Purchase Price Valuations
- Multiple Arbitrage
- Exit Flexibility
- Favorable LP/GP Alignment of Incentives

Ridgepost Capital's Target

1. There is no guarantee that recent market dynamics will continue.
2. Source: PitchBook. Capital available to invest by fund size represents U.S. private equity overhang for vintage years 2018-2025. U.S. PE Funds: includes buyout, growth, co-investment, mezzanine, diversified PE, energy, and restructuring. As of 3/31/2025. (This date represents the most updated information available.)
3. Source: S&P Capital IQ. Commercially-active businesses in the U.S. All subsidiary and business establishment data are combined. Additionally, public sector entities are excluded. As of 10/2/2025.

SECOND QUARTER 2026 | EARNINGS REPORT
RIDGEPOST CAPITAL 28

Unique Proprietary Data Set Driving Sourcing and Evaluation Differentiation and Provides Asymmetric Information Advantage Overview Unique and extensive proprietary analytics database A competitive edge for systematic sourcing, diligence, and monitoring processes enable more informed investment decisions 20+ years of granular data and analytics at the underlying manager, fund, and portfolio company levels for robust analysis Data-driven Underwriting Unique analytical tools support due diligence and evaluation Ongoing monitoring of a variety of private transactional and operating metrics Proprietary benchmarking at the company level Coordinated Sourcing Coordinated sourcing efforts within a process-driven approach to ensure dialogue with GPs in the ecosystem Annual grading system based on deeply informed qualitative and quantitative analysis Extensive Data Collection: Powerful Database and Business Intelligence Platform 6.5K Investment Firms 11.7K+ Investment Funds 52K+ Individual Transactions 34K+ Private Companies 486K+ Financial Metrics Distinct market access, deal flow, and data analytics to navigate private markets

Commentary Size Intangible Assets and Goodwill Tax basis intangible assets and tax-deductible goodwill are available to reduce federal income tax ratably over fifteen years Currently, tax amortization relates to goodwill and intangibles acquired in tax years 2017 – 2026 Management plans to pursue disciplined growth through acquisitions, which can create a step-up in basis that generates additional intangibles and goodwill amortization Goodwill and Intangibles Remaining Tax Amortization1: $441M Federal Net Operating Losses (“NOLs”) Federal NOLs, subject to Section 382 limitations, are used to reduce Ridgepost Capital’s tax liability by offsetting taxable income Federal NOLs are expected to be fully utilized during 20262 Federal NOLs: $31M Tax Assets Combination of intangible assets, goodwill, and NOLs generate tax benefits Goodwill and intangibles remaining tax amortization is the goodwill and intangibles balance net of tax amortization deducted from inception through June 30, 2026. There is no guarantee that such tax benefit will be achieved.

Notes

Key Terms & Supplemental Information Fee Paying Assets Under Management (FPAUM)  FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Assets Under Management (AUM) AUM reflects the assets that we manage, and is calculated as the sum of: (i) net asset value (“NAV”) of our clients’ and funds’ underlying investments as of the most recently available date; (ii) drawn and undrawn debt (excluding capital call lines); (iii) uncalled capital commitments (net of deferred purchase price and not in excess of total capital commitments, as applicable) as of the NAV record date; and (iv) incremental commitments raised since the NAV record date. In situations where NAV data is not available, such as with certain advisory relationships, we use FPAUM. Net IRR Refers to Internal Rate of Return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. The IRR of an investment is the rate at which the net present value of costs (negative cash flows) of the investment equals the net present value of the benefits (positive cash flows) of the investment, including the current value of unrealized investments. Net ROIC Refers to Return on Invested Capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. ROIC is calculated by dividing the sum of distributions plus total partners’ capital by capital contributed. Total partners’ capital is the book assets (fair value of unrealized investments plus cash on hand and miscellaneous assets) less the liabilities at the measurement date. Fund Size Refers to the total amount of capital committed by investors and, where applicable, the U.S. Small Business Administration to each fund disclosed. Called Capital Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. A Refers to “actual” and indicates a number that is unadjusted.    Supplemental Share Information Class A shares (CUSIP # 69376K106) trade on the NYSE under the symbol “RPC” and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. Please refer to our amended and restated certificate of incorporation for a full description of Class A and Class B shares.

Performance Disclaimers PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. THERE CAN BE NO ASSURANCE THAT ANY INVESTMENT WILL ACHIEVE RESULTS COMPARABLE TO THOSE DESCRIBED HEREIN. The historical performance of our specialized investment vehicles, the investments that we recommend to our investors, and our common stock (NYSE: RPC) is not necessarily indicative of future results. There can be no assurance that any investment will achieve results comparable to those described herein. Performance metrics are preliminary, estimated and subject to change. Performance metrics exclude performance for separately managed accounts. Performance metrics also exclude fund-level professional fees as these investments are not held within a fund structure with professional fees to offset the gross returns. Performance information for recently-launched funds is not included in the performance tables contained herein; Ridgepost Capital believes that the results are not yet meaningful, and analysis of recently-launched fund data may be irrelevant. Certain investments referenced herein are no longer offering Interests and are closed to new investors.  The information contained herein is only current as of dates indicated and may be superseded by subsequent market events or for other reasons. Statements concerning financial market trends are based on current market conditions, which will fluctuate. Performance data reflects the aggregate results of all parallel investment vehicles within each fund structure. Individual vehicle returns may vary. Performance estimates depend on inputs provided by third parties and are subject to variables that may change over time, potentially resulting in material differences from future actual outcomes. Unrealized investments are valued based on the most recent available information and involve elements of subjective judgment. The information in this material is unaudited. Net IRR and Net ROIC reflect the return of a “representative investor” in a particular fund that: (i) is in good standing; (ii) is invested in the appropriate vehicle where more than one investment vehicle is established to accommodate investors with different tax and/or regulatory requirements; (iii) is subscribed at the earliest closing in which unaffiliated LPs paying the highest rates of fees and a reasonable level of expenses (including, without limitation, management fees, preferred return hurdles, carried interest and, in the case of certain earlier vintage funds, “due diligence fees,” if applicable) chargeable to an investor in such fund were admitted; (iv) is not affiliated with the respective fund’s general partner; and (v) is/was not excused or excluded from any underlying investments made by such respective fund. The information in this presentation may contain projections or other forward-looking statements regarding future events, targets or expectations regarding the respective funds or markets in general. There is no assurance that such events or targets will be achieved and may be significantly different from that shown here. The actual performance returns of each investor may vary (in some cases, materially) and are dependent on a number of factors including, but not limited to: (i) differences in fee arrangements, (ii) the timing of an investor’s capital contributions (such as a later subscription date and/or a lower preferred return), (iii) differences in expenses allocable to certain investors as a result of taxes or other considerations, (iv) the fact that certain investors may have negotiated reduced, waived or otherwise modified terms, fees, or structures that materially affect their individual returns (including preferred returns, carry percentages or exclusions from investments). Accordingly, the actual performance returns of an individual investor may differ from the returns presented herein. Final performance may differ materially as valuations are updated and audited results become available. All investments carry risk, including the potential loss of capital. Ridgepost Capital values its investments at estimated fair value as determined in good faith. Valuations involve a significant degree of judgment. Due to the generally illiquid nature of the securities held, fair values determined by Ridgepost Capital may not reflect the prices that actually would be received when such investments are realized. The actual realized returns on unrealized investments will depend on, among other factors, future operating results and cash flows, future fundraising, the performance of the investment funds now existing or subsequently launched by the relevant sponsors, any related transaction costs, market conditions at the time of disposition and manner of disposition of investments, all of which could differ from the assumptions on which the valuations used in the performance data contained herein are based. Thus, the return for each such investment calculated after its complete realization most likely will vary from the return shown for that investment in this presentation. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the ROICs and IRRs contained herein. Future realizations may vary materially from current estimates. Additional fund-level or investment-related expenses that may be incurred over the remaining term of the respective fund are not reflected in performance metrics and may reduce final returns. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates using the most recent valuation data provided by the general partners of the underlying funds. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein. Investments in tax credits are not securities investments and returns shown for tax credit investments do not reflect a return achieved on investment securities. Tax credit purchasers generally participate in these programs for non-economic reasons, and therefore an investor return is not targeted. In addition, some funds utilize a subscription-based credit facility to bridge capital calls. The use of subscription credit facilities, may impact some Net IRRs by reducing the period during which capital is considered outstanding and by altering the timing of cash flows. As a result, reported Net IRRs may be materially affected by the use of such financing strategies compared to a scenario without leverage. For purposes of these fund-level Net IRR calculations, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the relevant fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). Furthermore, the fund-level Net IRR and Net ROIC calculations used herein measure the actual value of realized investments and estimated fair value of unrealized investments (as reported by the general partners of the underlying investments).